Exhibit 10.14

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Subscription Agreement

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of October 17, 2007, by and between Giant Interactive Group Inc., a company incorporated in the Cayman Islands (the “Company”) and Standard Chartered Private Equity Limited, a company incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China (the “Investor”).

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WHEREAS, the Company has filed a registration statement on Form F-1 as of October 12, 2007 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the initial public offering (the “Offering”) by the Company of American Depositary Shares (“ADS”), each representing such number of ordinary shares (“Shares”) of the Company as specified in the Registration Statement; and

WHEREAS, in connection with the Offering, the Investor wishes to acquire Shares in the Company in a transaction exempt from registration pursuant to Regulation S of the US Securities Act of 1933, as amended (“Regulation S” and the “Securities Act,” respectively).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Purchase.

1.1 Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined below), the Investor hereby agrees to purchase, and the Company hereby agrees to issue, sell and deliver to the Investor, subject to and concurrent with the Offering, a number of Shares (the “Purchased Shares”) equal to US$25,000,000.00 divided by the Offer Price, free and clear of all liens or encumbrances (other than those created by virtue of this Agreement). The “Offer Price” means the price per ADS set forth on the cover of the Company’s final prospectus in connection with the Offering divided by the number of Shares represented by one ADS. All such sales shall be made (i) on the same terms as the ADSs being offered in the Offering and (ii) pursuant to and in reliance upon Regulation S.

2. Conditions.

2.1 The Investor’s and the Company’s obligations under Section 1 are conditional upon and subject to the satisfaction (or waiver by the Investor or the Company, as the case may be) of the followings conditions:

(i) successful completion of the Offering;

(ii) listing of the ADSs on the New York Stock Exchange subject to official notice of issuance, in each case by no later than December 31, 2007;

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(iii) the representations and warranties of the Company contained herein being true and correct as of the Closing;

(iv) the Company having performed in all material respects all of their covenants and agreements required to be performed by them under this Agreement on or prior to the Closing; and

(v) the underwriting agreement relating to the Offering being entered into and having become unconditional.

2.2 The Company’s obligations under Section 1 are conditional upon the representations and warranties of the Investor contained herein being true and correct as of the Closing.

3. Closing.

3.1 Subject to Section 2, the Closing of the sale and purchase of the Purchased Shares pursuant to Section 1 shall take place concurrently with the consummation of the Offering (the “Closing Date”) at the same offices for the Offering closing or at such other place as the Company and the Investor may mutually agree. Delivery of the Purchased Shares by the Company to the Investor will be on the same basis on which ADSs are delivered to other investors under the Offering and in the manner contemplated in the Registration Statement.

3.2 The Investor acknowledges that the Company makes no representation and give no warranty or undertaking that the Offering will proceed or be completed (within any particular period of time, or at all) and will be under no liability whatsoever to the Investor in the event either of the Offering does not proceed or is not completed for any reason.

4. Representations and Warranties.

4.1 The Investor hereby represents and warrants to the Company that:

(i) it has full power and authority (corporate or otherwise) to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Investor;

(ii) it has received and reviewed the Registration Statement, including the prospectus therein, with respect to the Offering;

(iii) it is not a U.S. Person (as defined in Rule 902 of Regulation S);

(iv) it is acquiring the Purchased Shares in an offshore transaction in reliance on Regulation S;

(v) it does not, directly or indirectly, own more than five per cent of the outstanding

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common stock (or other voting securities) of any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or a holding company for a FINRA member, and is not otherwise a “restricted person” for the purposes of the Free-Riding and Withholding Interpretation of FINRA;

(vi) it has received all the information that it considers necessary and appropriate to decide whether to acquire the Purchased Shares hereunder. The Investor is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Agreement; and

(vii) it is relying solely on its own counsel and other advisors for legal, financial and other advice with respect to this investment or the transactions contemplated by this Agreement and any related documents, and not on any statements or representations of any of the Company, the underwriters to the Offering, or its or their agents, written or oral, other than the representations made by the Company in this Agreement.

4.2 The Company hereby represents and warrants to the Investor that:

(i) The Company has been duly incorporated as a corporation with limited liability and is validly existing and in good standing under the laws of Cayman Islands.

(ii) The Company has the right, power and authority and has taken all actions required, including obtaining all necessary governmental or regulatory approvals and consents from third parties, in order to execute and deliver, and to exercise its rights and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder.

(iii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms.

(iv) Neither the execution of this Agreement, nor the performance by the Company of its respective obligations under this Agreement (x) violates or will violate its memorandum and articles of association, (y) violates or will violate any law, rule or regulation of any jurisdiction or stock exchange where the ADSs will be listed or (z) conflicts with or results in a breach of any agreement of the Company or to which the Company or its affiliates or any of their respective assets are bound or will be bound, except where such violation, conflicts or breach will not have an adverse material effect on the Company. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Investor or consummation of the transaction contemplated by this Agreement, other than in respect of or in connection with the Offering.

(v) No directed selling efforts (as defined in Rule 902 of Regulation S) have been made by the Company, any of its affiliates or any person acting on its behalf with respect to any Purchased Shares that are not registered under the Securities Act; and none of such persons has taken any actions that would result in the sale of the Purchased Shares to the Investor under this Agreement requiring registration under the Securities Act; and the Company is a “foreign issuer” (as defined in Regulation S).

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(vi) Each of the Purchased Shares, when issued or sold, as the case may be, in accordance with the terms of this Agreement will have been duly and validly authorized and issued, fully paid and non-assessable, free from any mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or another type of preferential arrangement, including without limitation, a title transfer or retention arrangement having similar effect, and will conform in all material respects to the description of the ADSs contained in the Registration Statement.

(vii) The Registration Statement, including the prospectus therein, with respect to the Offering (except for the absence of pricing related information) does not, as of the date hereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5. Restrictive Legend.

Each certificate representing the Purchased Shares shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED: (A) IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (2) AN EXEMPTION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OR (3) DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED; AND (B) WITHIN THE UNITED STATES OR TO ANY U.S. PERSON, AS EACH OF THOSE TERMS IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING CLOSING OF THE PURCHASE. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

6. Registration Rights.

Each of the Investor and the Company covenants to the other party hereto that it will enter into the Registration Rights Agreement immediately prior to the Closing.

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7. Amendment.

This Agreement may not be amended or varied without the prior written consent of the parties hereto.

8. Distribution Compliance Period.

The Investor agrees not to resell, pledge or transfer any Purchased Shares within the United States or to any U.S. Person, as each of those terms is defined in Regulation S, during the 40 days following the Closing Date.

9. Miscellaneous.

9.1    (i) Unless otherwise notified by the relevant parties, all notices delivered hereunder shall be in writing and may be delivered by hand or given by facsimile to the related addresses listed beneath each party’s signature hereto.

(ii) Any notice delivered by hand shall be deemed to have been received when physically received by the person referred to in this Section 9.1 (including receipt by facsimile).

9.2 This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable to or bound by any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

9.3 The Company shall afford the Investor a reasonable opportunity in which to review and comment on any description of the Investor and/or the transactions contemplated by this Agreement that is to be included in the Registration Statement filed after the date hereof.

9.4 Except for the representations and warranties of the Company made in Section 4.2(vi) hereof, which shall survive indefinitely, each of the representation and warranty of the Company and the Investor contained in this Agreement shall survive the Closing for a period of one year following the Closing.

9.5 Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

9.5 This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

9.6 Any dispute arising out of or relating to this Agreement, including any question regarding its existence, validity or termination (“Dispute”) shall be referred to and finally resolved by arbitration at the Hong Kong International Arbitration Centre in accordance with the

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UNCITRAL Arbitration Rules. There shall be three arbitrators. The language to be used in the arbitration proceedings shall he English. Each of the parties hereto irrevocably waives any immunity to jurisdiction to which it may be entitled or become entitled (including without limitation sovereign immunity, immunity to pre-award attachment, post-award attachment or otherwise) in any arbitration proceedings and/or enforcement proceedings against it arising out of or based on this Agreement or the transactions contemplated hereby.

9.7 This Agreement may be executed in counterparts, each of which shall constitute an original and which together shall constitute one and the same instrument.

9.8 The parties acknowledge that money damages will not be a sufficient remedy for breach of this Agreement and that the parties hereto may obtain specific performance or other injunctive relief, without the necessity of posting a bond or security therefor.

9.9 The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.10 If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

9.11 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.12 The Investor hereby consents and undertakes to promptly provide a description of its organization and business activities to the Company (the “Investor Description”), and hereby represents that the Investor Description will be true and accurate in all material respects and will not be misleading, as may be reasonably required by the Company for the purpose of satisfying the disclosure obligations in connection with the Registration Statement and the prospectus therein under applicable laws, regulations and the listing rules of the New York Stock Exchange. The Investor also consents to the inclusion of the Investor Description, the Investor’s name as well as the matters relating to the Investor’s subscription of the Purchased Shares in the Registration Statement and the prospectus therein, and in press releases and other marketing materials for the Offering. Additionally, the Investor hereby consents to the filing of this Agreement and the Registration Rights Agreement as an exhibit to the Registration Statement.

9.13 The Investor acknowledges that the Company and others will rely upon the truth and accuracy of the Investor Description, and it agrees to notify the Company promptly in writing if any of the content contained therein ceases to be accurate and complete or becomes misleading.

9.14 The parties acknowledge and agree that underwriters to the Offering (including

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Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS AG) are third party beneficiaries of and may rely upon the Investor’s representations and warranties and covenants contained in Section 4.1 (iii), (iv) and (vii) and Sections 8, 9.12 and 9.13 of this Agreement.

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IN WITNESS WHEREOF, each of the parties has executed this Agreement by its duly authorized officers as of the date first set forth above.

GIANT INTERACTIVE GROUP INC.

By:
Name:
Title:

Address:
Facsimile Number:

STANDARD CHARTERED PRIVATE EQUITY LIMITED

By:
Name:
Title:

Address:
Facsimile Number: